AMENDMENT NO. 1
                                   TO THE
                        ARROW ELECTRONICS SAVINGS PLAN

          The Arrow Electronics Savings Plan as restated to reflect amendments adopted through December 28, 1994 is hereby amended in the following respects:

          1. Effective September 1, 1995, Section 1.21 is restated in its entirety to read as follows:

             1.21 Entry Date. The first day of each January, April, July and October.

          2. Effective September 1, 1995, Section 2.1 is restated in its entirety to read as follows:

             2.1 In General. An Eligible Employee who has not previously become a member shall become a Member on the Entry Date coincident with or next following the later of his twenty-first (21st) birthday or the ninetieth (90th) day following his Date of Hire.

          3. Effective September 1, 1995, the following sentence is added immediately before the final sentence of Section 7.3:

             No more than two loans may be outstanding at any time.

          4. Effective as though included in the Plan as restated to reflect amendments adopted through December 28, 1994, Supplements 4 and 5 are restated in their entirety to read as follows:

                                 SUPPLEMENT NO. 4

In connection with the acquisition by Arrow Electronics, Inc. of all of the issued and outstanding shares of common stock of Gates/FA Distributing, Inc. (the "Gates Acquisition"), the Plan is amended as follows:

          S4.1 In the case of an individual who becomes an employee of an Employer or Affiliate on or about September 23, 1994 in connection with the Gates Acquisition, service with Gates/FA Distributing, Inc. shall be treated, for purposes of Section 2.1 and for purposes of determining such individual's Years of Service under the Plan, as though it were service with an Employer or Affiliate. For this purpose, any service measured in terms of elapsed time shall be converted to Hours of Service on the basis that one month equals 190 Hours of Service, one week equals 45 Hours of Service and one day equals 10 Hours of Service. An individual described in this Section S4.1 shall become a Member on the first Entry Date on or after January 1, 1995 on which he has satisfied the requirements of Section 2.1.


          S4.2 On or about March 1, 1996, participant accounts in the Gates/FA Distributing, Inc. 401(k) Plan (the "Gates Plan") shall, to the extent attributable to employee salary deferrals, be transferred to Elective Accounts under the Plan. Other amounts in participant accounts under the Gates Plan shall, to the extent not distributed to participants, be transferred to Rollover Accounts under the Plan.

                               SUPPLEMENT NO. 5


          In connection with the acquisition by Arrow Electronics, Inc. of all of the issued and outstanding shares of common stock of Anthem Electronics, Inc. (the "Anthem Acquisition"), the Plan is amended as follows:


          S5.1 In the case of an individual who becomes an employee of an Employer or Affiliate on or about November 20, 1994 in connection with the Anthem Acquisition, service with Anthem Electronics, Inc. shall be treated, for purposes of Section 2.1 and for purposes of determining such individual's Years of Service under the Plan, as though it were service with an Employer or Affiliate. For this purpose, any service measured in terms of elapsed time shall be converted to Hours of Service on the basis that one month equals 190 Hours of Service, one week equals 45 Hours of Service and one day equals 10 Hours of Service. An individual described in this Section S5.1 shall become a Member on September 1, 1995 if he has then satisfied the requirements of Section 2.1, and otherwise on the first Entry Date thereafter on which he has satisfied such requirements.

S5.2 On or about October 1, 1995, participant accounts in the Anthem Electronics, Inc. Salary Savings Plan (the "Anthem Plan") shall, to the extent attributable to employee salary deferrals, be transferred to Elective Accounts under the Plan. Other amounts in participant accounts in the Anthem Plan shall, to the extent not distributed to participants, be transferred to Rollover Accounts under the Plan. Amounts required to be distributed in order to satisfy nondiscrimination testing of the Anthem Plan for 1995 may be paid from the Plan.


                                         ARROW ELECTRONICS, INC.

                                         By: /s/ Robert E. Klatell
                                             ----------------------
ATTEST:                                      Executive Vice President

By: /s/ Wayne Brody
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